UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported) January 27, 2004
                                                     ----------------


                           NPTest Holding Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         Delaware                       000-50503                37-1469466
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation                 File Number)          Identification No.)



 150 Baytech Drive, San Jose, California                         95134
 ---------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (408) 586-8200
                                                   --------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7: Financial Statements and Exhibits

     (c)  Exhibits

Exhibit Number       Description
--------------       -----------

99.1                 Earnings Press Release, dated January 27, 2004

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On January 27, 2004, NPTest Holding Corporation issued a press release announcing its financial results for the fourth-quarter and fiscal period ended December 31, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information furnished in this report, including the exhibit, shall not be deemed incorporated by reference into NPTest Holding Corporation's filings with the SEC under the Securities Act of 1933 and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2004                         NPTEST HOLDING CORPORATION


                                                By: /s/ David B. Mullin
                                                   -----------------------------
                                                    David B. Mullin
                                                    Vice President of Finance &
                                                    Chief Financial Officer